UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction,	New Jersey	8550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Mistras Group, Inc. (the “Company”) held its 2026 annual shareholders meeting on May 19, 2026. Shareholders (1) elected the seven nominees to the Company’s Board of Directors for one-year terms, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026, (3) approved the Amendment to the MISTRAS Group, Inc., Amended and Restated 2016 Long-Term Incentive Plan; and (4) approved the Company’s executive compensation programs. These were the only matters voted upon at the meeting. The voting results are set forth below.

1. The seven nominees for election to the Board of Directors were elected based upon the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Nicholas DeBenedictis	26,230,415	318,084	3,536,377
James J. Forese	26,110,436	438,063	3,536,377
Richard H. Glanton	25,663,880	884,619	3,536,377
Michelle J. Lohmeier	26,271,656	276,843	3,536,377
Charles P. Pizzi	26,358,575	189,924	3,536,377
Natalia Shuman	26,280,588	267,911	3,536,377
Manuel N. Stamatakis	25,691,998	856,501	3,536,377

2. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 was ratified based upon the following votes:

Number of Votes
Votes for approval	29,907,768
Votes against	164,402
Abstentions	12,706

There were no broker non-votes for this item.

3. The approval of the Amendment to the MISTRAS Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan was approved based on the following votes:

Number of Votes
Votes for approval	25,998,434
Votes against	504,542
Abstentions	45,523
Broker Non-votes	3,536,377

4. The advisory vote on the Company’s executive compensation was approved based upon the following votes:

Number of Votes
Votes for approval	26,123,604
Votes against	212,125
Abstentions	212,770
Broker Non-votes	3,536,377

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: May 20, 2026	By:	/s/ Eileen M. Coggins
		Name:	Eileen M. Coggins
		Title:	Executive Vice President, General Counsel and Secretary

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